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                                                                   EXHIBIT 10.37

                            SECURED REVOLVING NOTE


$5,000,000.00                                                     April 14, 2000


     FOR VALUE RECEIVED, the undersigned, INTERPLAY ENTERTAINMENT CORP., a Delaware corporation (the "Borrower"), promises to pay to the order of TITUS
                           --------
INTERACTIVE SA, a French corporation (hereafter, together with any holder hereof, called "Lender"), on May 1, 2001 (the "Maturity Date") at such place as
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Lender may designate in writing to Borrower, in lawful money of the United
States of America, and in immediately available funds, the principal sum of FIVE MILLION DOLLARS ($5,000,000.00) or, if less, so much thereof as may from time to time be advanced by Lender to Borrower pursuant to an Advance (as defined below) hereunder, plus interest as hereinafter provided. Such Advances may be endorsed from time to time on the Schedule of Advances attached hereto, but the failure to make such notations shall not affect the validity of Borrower's obligation to repay unpaid principal and interest hereunder.

     Subject to the terms hereof, Lender shall make advances of funds available hereunder ("Advances") to Borrower. Borrower shall give Lender irrevocable
            --------
written notice requesting an Advance at least five business days before the date on which Borrower wishes to receive the Advance (unless a shorter period is consented to by Titus). Such Advance shall be for a minimum of $500,000.00 or such larger amount as may be measured in increments of $500,000.00. Notwithstanding any term or provision of this Note which may be construed to the contrary, at no time shall Lender be required to make an Advance hereunder if
(a) an Event of Default (defined below) shall have occurred or (b) the amount of such Advance together with the aggregate principal amount of all Advances outstanding pursuant to this Note exceeds $5,000,000.00 (the "Maximum Amount").
                                                              --------------

     From and after the date hereof (until maturity or default as hereinafter provided), interest shall accrue on the principal amount of this Note which is outstanding from time to time at a rate per annum equal to ten percent (10%). If, however, an interest rate of 10% is not allowable under California law, then interest shall accrue on the principal amount of this Note from time to time at a rate per annum equal to the highest maximum allowable percentage rate under California law. Interest shall be computed on the daily outstanding principal balance hereunder on the basis of a 365 day year, as the case may be, counting the number of actual days elapsed. Interest shall accrue and be payable quarterly. The principal balance of all Advances then outstanding, together with all accrued but unpaid interest thereon shall be due and payable on the Maturity Date or on such earlier date on which the maturity hereof is accelerated pursuant to the provisions hereof.

     From and after the occurrence of an Event of Default, interest shall accrue on any amount past due hereunder (whether by acceleration, maturity or otherwise) at a rate equal to five percent (5.0%) per annum in excess of the interest rate otherwise payable
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hereunder. All such interest accruing on amounts past due hereunder shall be due and payable on demand.

     The loan represented by this Note is a revolving credit line such that, during the term hereof, Borrower may borrow, repay and re-borrow from time to time hereunder, subject to the terms and conditions set forth herein; provided, however, that the aggregate principal amount outstanding hereunder may increase or decrease, but shall never exceed the Maximum Amount. Borrower, at its option, may repay or prepay all or any portion of the outstanding principal amount on the Advances, together with all accrued and unpaid interest, at any time without penalty by giving Lender at least one business day's prior written notice of any such prepayment. All payments received by Lender shall be applied first to fees, costs and expenses which may be due to Lender, second to accrued and unpaid interest under the Advances and third to the outstanding principal balance of the Advances.

     Notwithstanding any provision to the contrary contained in this Note, Borrower shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or
                   ---------------
determined by a court of competent jurisdiction to have been provided for in this Note, then in such event: (1) the provisions of this paragraph shall govern and control; (2) Borrower shall not be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against the outstanding principal balance of this Note or the accrued and unpaid interest (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Note shall be deemed to
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have been and shall be, reformed and modified to reflect such reduction; and (5)
Borrower shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on this Note is calculated at the Maximum Rate rather than the applicable rate under this Note, and thereafter the Maximum Rate exceeds the applicable rate, the rate of interest payable on this Note shall become the Maximum Rate until Lender shall have received the amount of interest which Lender would have received during such period on this Note had the rate of interest not been limited to the Maximum Rate during such period.

     BORROWER, AND LENDER BY ACCEPTING THIS NOTE, EACH AGREE AND STIPULATE THAT THE ONLY CHARGE IMPOSED UPON BORROWER FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS AND SHALL BE THE INTEREST DESCRIBED IN THE THIRD PARAGRAPH HEREOF, AND FURTHER AGREE AND STIPULATE THAT ALL OTHER CHARGES IMPOSED BY LENDER ON BORROWER IN CONNECTION WITH THIS NOTE, INCLUDING WITHOUT LIMITATION, ALL DEFAULT CHARGES, LATE CHARGES, AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE LENDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR INCURRED, AND TO BE PERFORMED OR INCURRED, BY LENDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE DEEMED TO BE CHARGES FOR THE USE OF MONEY.

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ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND
NONREFUNDABLE WHEN DUE.

     Each of the following events shall constitute an "Event of Default" under
                                                       ----------------
this Note: (i) failure of Borrower to pay any principal, interest or other amount due hereunder within five (5) business days of the date due, or Borrower shall in any way fail to comply with the other terms, covenants or conditions contained in this Note, when such failure continues for a period of thirty (30) days following notice thereof from Lender; (ii) any representation or warranty made at any time by Borrower to Lender shall prove to have been incorrect or misleading in any material respect when made; (iii) Borrower shall fail to comply with any of the terms, covenants or conditions contained in any other document, instrument, contract or agreement now or hereafter entered into by Borrower and Lender or executed by Borrower in favor of Lender, when such failure continues for a period of thirty (30) days following notice thereof from Lender; (iv) a default, event of default, or event which with the giving of notice or the passage of time or both would constitute a default or event of default, shall have occurred under any document, instrument, contract or agreement evidencing or securing indebtedness of Borrower for borrowed money in excess of $100,000; (v) a warrant, writ of attachment, levy or other similar process shall be issued against any property of Borrower and not vacated within thirty (30) days; (vi) the occurrence of any "Event of Default" as defined in that certain Reimbursement and Security Agreement dated April 13, 2000 among Borrower and Lender (the "Security Agreement"); (vii) any security interest granted or intended by this Note to be granted to the Lender shall cease to be a valid and perfected security interest (except with respect to the security interests granted to Greyrock Capital ("Greyrock") pursuant to that certain Loan and Security Agreement, dated as of June 16, 1997 among Greyrock, Borrower and Interplay OEM, Inc. or a lesser priority if expressly permitted by the Lender) in any of the collateral covered or purported to be covered thereby; (viii) final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against the Borrower or any subsidiary of the Borrower; (ix) Borrower shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) admit in writing its inability to pay its debts as they become due; (f) make a general assignment for the benefit of creditors; or (g) make a conveyance fraudulent as to creditors under any state or federal law; or (x) a case or other proceeding shall be commenced against Borrower in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for Borrower or all or any substantial part of its assets, domestic or foreign, and such proceeding shall not have been stayed or dismissed within 60 days.

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     Upon the occurrence of an Event of Default (other than an Event of Default described in clause (ix) or (x) of the definition thereof), any and all of the obligations hereunder, at the option of Lender, exercisable in its sole discretion, and without demand or notice of any kind, may be immediately declared, and thereupon shall immediately become in default and due and payable and Lender may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (ix) or (x) of the definition thereof, any and all of the obligations hereunder, without demand or notice of any kind, shall immediately become in default and due and payable and Lender may exercise any and all rights and remedies available to it at law, in equity or otherwise. Nothing in this paragraph shall limit the right of the Lender to make demand, at any time, with or without the occurrence of an Event of Default, for payment in full of all amounts due hereunder.

     Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by Lender in connection with or related to this Note, or its enforcement, whether or not suit be brought.

     All payments of principal, interest and other amounts to be made by Borrower under this Note shall be made without any deduction, set-off or counterclaim whatsoever. The receipt of any check or other item of payment by Lender shall not be considered a payment on this Note until such check or other item of payment is honored at the drawee bank. Lender may delay the credit of such payment until the funds become available, and interest under this Note shall accrue until the funds are in fact collected.

     The obligations represented by this Note are secured by, and Lender is entitled to the benefits of, the Security Agreement. Nothing herein shall be deemed to limit any of the terms or provisions of the Security Agreement or any other present or future document, instrument or agreement, between Borrower and the Lender, and all of the Lender's rights and remedies hereunder and thereunder are cumulative.

     Time is of the essence of this Note.

     No delay or failure on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

     All amendments to this Note, and any waiver or consent of Lender, must be in writing and signed by Lender and Borrower.

     Borrower hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, and all other notices or demands of any kind or character, and to the fullest extent permitted by law, the right to invoke any statute of limitations as a defense to any demand hereunder. No delay or failure on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. Borrower acknowledges that this
Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

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     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF CALIFORNIA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT. BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL COURT, OR AT THE OPTION OF LENDER, ANY STATE COURT, LOCATED IN LOS ANGELES COUNTY, CALIFORNIA OVER ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS NOTE OR TO ANY MATTER ARISING THEREFROM OR RELATING THERETO;
(ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY OF LENDER'S EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN LOS ANGELES COUNTY, CALIFORNIA. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     LENDER AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN LENDER AND BORROWER PERTAINING TO BORROWED MONEY; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR BORROWER OR ANY OF THEIR EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

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     This Note inures to and binds the heirs, successors and assigns of Borrower and Lender. Lender may assign its rights under this Note. However, Borrower may not assign any rights or obligations under this Note without Lender's prior written consent.

     All notices and other communications provided for hereunder shall be in writing and shall be sent to Lender's principal place of business or Borrower's address set forth below its signature hereto, as the case may be. All such notices and other communications shall be effective when received.

     IN WITNESS WHEREOF, Borrower has executed and delivered this Promissory Note as of the date and year first written above.


                              INTERPLAY ENTERTAINMENT CORP.


                              By: /s/ Brian Fargo
                                  -----------------------------------------
                              Name:
                              Title:

                              Address for notices:
                              Interplay Entertainment Corp.
                              16815 Von Karman Ave
                              Irvine, California 92606

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                             Schedule of Advances
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

                     Amount
        Amount         of         Unpaid
          of       Principal     Principal  Notation
Date    Advance  Paid or Repaid   Balance   made by
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
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

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